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                                                                    Exhibit 10.5


                 CONSENT, WAIVER AND AMENDMENT TO LOAN AGREEMENT

         THIS CONSENT, WAIVER AND AMENDMENT TO LOAN AGREEMENT (the "Consent") dated as of the 7th day of September, 2004, by and between WIRTHLIN WORLDWIDE, INC., a California corporation, formerly known as DECIMA RESEARCH(the "Borrower"), and SUNTRUST BANK, a Georgia banking corporation (the "Bank"), recites and provides:

                                    RECITALS

         The Bank extends credit to the Borrower pursuant to the terms of the letter agreement, dated as of February 6, 2002, between the Borrower, the Guarantors and the Bank, as amended by a letter agreement dated May 20, 2004 (the "Loan Agreement"). Terms defined in the Loan Agreement shall have the same defined meanings when such terms are used in this Consent.

         The Borrower, its shareholders and Harris Interactive, Inc. (the "Purchaser") have entered into an agreement pursuant to which the Purchaser, directly or indirectly, will acquire all of the outstanding capital stock of the Borrower (the "Acquisition"). Prior to the consummation of the Acquisition, the Borrower proposes to pay a dividend of up to $7,000,000 to its shareholders (the "Dividend Payment").

         The Borrower has requested that the Bank and the Bank consent to the foregoing transactions and waive any Default or Event of Default that might otherwise result from the consummation of such transactions. The Borrower also has requested that the Bank extend the Termination Date of the Guidance Line. The Bank has agreed to such consent, waiver and extension, subject to the terms and conditions of this Consent. Accordingly, for valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Bank agree as follows:

                                   AGREEMENT

1. Incorporation of Recitals. The foregoing recitals to this Consent are incorporated in and made a part of this Consent to the same extent and the same effect as if fully set forth herein.

2. Consent. Subject to the terms and conditions of this Consent, the Bank hereby consents to the Acquisition and the Dividend Payment (the "Approved Transactions").

3. Waiver. Subject to the terms and conditions of this Consent, the Bank waives its right to declare a Default or an Event of Default by reason of the consummation of the Approved Transactions.

4. Release of Stock. The Bank agrees that the Indebtedness shall no longer be secured by the stock, membership interests and other ownership interests of Subsidiaries of the Borrower and hereby agrees to release such security interest and return to the Borrower all stock certificates and other certificates currently held by the Bank.



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5. Amendment. Subject to the terms and conditions of this Consent, the Borrower and the Bank agree that the Loan Agreement is amended as follows:

         (a) The definitions of the Acquisition and the Dividend Payment set forth in the Recitals to this Consent are incorporated by reference in Schedule of Definitions attached to the Loan Agreement.

         (b) Section 2(a) of the Loan Agreement are amended to read as follows:

                  "(a) Amount. The aggregate principal amount of Advances under the Guidance Line outstanding at any time shall not exceed $1,500,000. The Advances shall be made in the sole and absolute discretion of the Bank, and the Bank shall have no obligation to make Advances even if the Borrower is in compliance with all of the terms of the Loan Documents. Advances made on any one or more occasions shall not obligate the Bank to make Advances on any subsequent occasion. The Guidance Line will mature on June 30, 2005 (the "Termination Date").

         (c) Section 2(b) of the Loan Agreement is amended to read as follows:

                  "(b) Use of Proceeds. The proceeds of Advances shall be used to fund the Dividend Payment and pay current operating expenses, carry accounts receivable and for other short-term working capital needs of the Borrower."

         (d) Section 3(b) of the Loan Agreement is amended to read as follows:

                  "(b) The Advances and the Term Loan may be prepaid in whole or in part, at any time, without premium or penalty. Partial prepayments of the Term Loan shall be applied to installments due under the Term Note in the inverse order of maturity and may not be reborrowed; provided that the Borrower may elect to have all or a portion of such payment applied to satisfy the installment that is due on the first day of the calendar month following the date of such voluntary prepayment."

         (e) Section 4(a) of the Loan Agreement is amended to read as follows:

                  "(a) Guaranty. The Indebtedness shall be guaranteed, jointly and severally, by Richard B. Wirthlin and The Wirthlin Family Trust (the "Guarantors"), in accordance with the terms of a Guaranty.

         (f) The following is added to the end of Section 4 of the Loan Agreement as paragraph (d) of such Section 4:



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                  "(d) Pledge Agreement. The Indebtedness shall be secured by an assignment of deposit account and control agreement, or an investment property security agreement and control agreement, in each case, on the Bank's standard form, from The Wirthlin Family Trust (the "Pledgor") in favor of the Bank (as amended, modified or supplemented from time to time, the "Pledge Agreement"), and assigning to the Bank a deposit account in the amount of $3,700,000, or a security account with securities acceptable to the Bank with a margin value (as determined by the Bank) of not less than $3,700,000 (the "Pledged Collateral") maintained by the Pledgor with the Bank."

         (g) Section 7(a) of the Loan Agreement is amended to read as follows:

                  "(a) Financial Reporting Requirements. The Borrower, and, with respect to item (3) below, the Guarantors, shall deliver, to the Bank (1) within 180 days after the close of each fiscal year of the Borrower, audited financial statements of the Borrower and its Subsidiaries, prepared in accordance with GAAP, including consolidated balance sheets, income statements, statements of stockholders' equity and of cash flows, and accompanied by an unqualified opinion of an independent certified public accounting firm reasonably acceptable to the Bank; (2) within 60 days after the end of each fiscal quarter, unaudited financial statements of the Borrower and its Subsidiaries, including consolidated balance sheets and income statements, prepared in accordance with GAAP, (3) within 270 days after the end of each calendar year, the financial statement of The Wirthlin Family Trust, a grantor trust of Richard B. and Jeralie C. Wirthlin, and the personal financial statement of Richard B. Wirthlin, each as of the end of such calendar year; (4) promptly upon receipt, copies of any reports submitted to the Borrower by independent certified public accountants in connection with examination of the financial statements of the Borrower made by such accountants; and (5) such other information concerning the Collateral or the financial condition of the Borrower or any Subsidiary as the Bank from time to time may reasonably request. All financial statements and reports shall be in form and detail reasonably acceptable to the Bank and shall be certified to be accurate by a duly authorized officer of the Borrower to the best of such officer's knowledge."

         (h) Section 7(h) of the Loan Agreement is deleted.

         (i) Section 7(j) of the Loan Agreement is deleted.

6. Conditions to Effectiveness of this Consent. This Consent shall be effective as of the date first above written (the "Effective Date"), provided the Bank shall have received a



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counterpart of this Consent, duly executed by the Borrower and all of the
Guarantors, and the following conditions are satisfied:

         (a) Before and after giving effect to this Consent, the representations and warranties of the Borrower and the Guarantors in the Loan Documents shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Documents.

         (b) Before and after giving effect to this Consent, no Event of Default and no Default shall have occurred and be continuing.

         (c) No material adverse change in the business, assets, financial condition or prospects of the Borrower or any Guarantor shall have occurred.

         (d) The Bank shall have received the Pledged Collateral and fully executed counterparts of the Pledge Agreement and the Guaranty from Richard B. Wirthlin and The Wirthlin Family Trust.

         (e) The Borrower shall have paid to the Bank, in consideration of this Consent, a fee of 0.25% of the sum of $1,500,000 (the maximum amount of the Guidance Line) plus the outstanding principal balance of the Term Loan on the Effective Date.

         (f) The Borrower shall have paid to the Bank all costs and expenses incurred by the Bank in connection with this Consent, including the fees and expenses of its counsel.

7. No Implied Waivers. The Borrower and the Guarantors acknowledge and agree that this Consent shall not constitute a waiver, express or implied, of any other Default, Event of Default, covenant, term or provision of any Loan Document, nor shall it create any obligation, express or implied, on the part of the Bank to waive, or to consent to any amendment of, any existing or future Default, Event of Default or violation of any covenant, term or provision of any Loan Document. The Bank shall be entitled to require strict compliance by the Borrower and the Guarantors with the Loan Documents, notwithstanding the limited, express consent, waiver and amendment contained herein, and nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Borrower or any Guarantor for waivers or amendments of any Default, Event of Default, covenant, term or provision of any Loan Document.

8. Successors and Assigns. This Consent shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

9. Counterparts. This Consent may be executed by the parties in any combination, in one or more counterparts, all of which together shall constitute but one and the same instrument.

10. Governing Law. This Consent and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the Commonwealth of Virginia.



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11. Representations. The Borrower hereby confirms all of its representations and warranties made in the Loan Agreement and represents and warrants to the Bank that such representations and warranties are true as of the date of this Consent, and, after giving effect to this Consent, no Default or Event of Default has occurred and is continuing.

12. Ratification. Except for the amendments to the Loan Agreement contained herein, the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are ratified and affirmed by the Borrower and the Guarantors.

                         [SIGNATURES ON FOLLOWING PAGES]



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WITNESS the following signatures.

                                           SUNTRUST BANK

                                           By: /s/ Mark E. Wright
                                              ----------------------------------
                                                     Mark E. Wright
                                                     Senior Vice President

                                           WIRTHLIN WORLDWIDE, INC.

                                           By: /s/ Joel A. White
                                              ----------------------------------
                                           Name:   Joel A. White
                                                --------------------------------
                                           Title:  Chief Financial Officer
                                                 -------------------------------



The undersigned Guarantors hereby acknowledge the foregoing provisions and agree to be bound thereby.

                                           THE WIRTHLIN FAMILY TRUST

                                           By: /s/ Richard B. Wirthlin
                                              ----------------------------------
                                                     Richard B. Wirthlin
                                                     Trustee


                                               /s/ Richard B. Wirthlin
                                              ----------------------------------
                                                     Richard B. Wirthlin



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